                           SUPPLEMENTAL TERMS LETTER

February 20, 1996


VIEW TECH, INC.
950 Flynn Road, Suite F
Camarillo, CA 93012

Attention: Robert Hatfield, CEO


     RE: REVOLVING NOTE DATED FEBRUARY 20, 1996, IN THE ORIGINAL PRINCIPAL SUM OF $500,000.00 ("NOTE") EXECUTED BY VIEW TECH, INC., A CALIFORNIA CORPORATION ("BORROWER") IN FAVOR OF CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION ("CNB")

Dear Robert:

     This is to confirm that CNB will extend the credit facility more completely described in the enclosed Note, subject to the additional terms and conditions set forth herein. Capitalized terms not defined in this letter have the meanings given them in the Note. This letter is hereby incorporated into the Note (this letter and the Note, collectively, the "Note").

                 A.   ADDITIONAL EVENTS OF DEFAULT.

     The following shall constitute additional Events of Default under the Note:

1. Failure of Borrower to furnish CNB, within the times specified, the following statements:

          1.1 Within forty-five (45) days after the end of each quarterly accounting period of each fiscal year, a financial statement consisting of not less than a balance sheet, and income statement, with notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, which financial statement may be internally prepared;

          1.2 Within ninety (90) days after the close of each fiscal year, a copy of the annual audit report for such year for Borrower and the Subsidiaries including therein a balance sheet, income statement, reconciliation of net worth and statement of cash flows, with notes thereto, the balance sheet, income statement and statement of cash flows to be audited by a certified public accountant acceptable to CNB, and certified by such accountants to

Robert Hatfield, CEO
View Tech, Inc.
February 20, 1996
Page 2


                 have been prepared in accordance with generally accepted accounting principles consistently applied and accompanied by Borrower's certification as to whether any event has occurred which constitutes an Event of Default, and if so, stating the facts with respect thereto;

          1.3 Quarterly reports of agings of Borrower's accounts payable and accounts receivable, as soon as available, but in no event later than forty-five (45) days after the end of each fiscal quarter; and

          1.4 Such additional information, reports and/or statements as CNB may, from time to time, reasonably request;

2. Failure of Borrower to furnish current financial statements of each guarantor of this Note on CNB's form or in such other form acceptable to CNB, certified by such guarantor to be true and correct, delivered within ninety (90) days after Borrower's fiscal year end of each year; or

          2.1 The Federal Income Tax Return and each guarantor of this Note, within ten (10) days after its filing of each Return, respectively;

3.        Failure of Borrower to maintain the following:

          3.1 Tangible Net Worth plus Subordinated Debt of not less than $5,000,000.00 at all times;

          3.2 A ratio of Total Senior Liabilities to Tangible Net Worth plus Subordinated Debt of not more than 0.75 to 1 at all times; and

          3.3    Working Capital of not less than $3,500,000.00 at all times.

                 B.   DEFINITIONS.

     For purposes of the Note, the following terms have the following meanings:

     "SUBORDINATED DEBT" shall mean indebtedness of Borrower or any Subsidiary, the repayment of principal and interest of which is subordinated to CNB, on terms satisfactory to CNB.

     "SUBSIDIARY" shall mean any corporation, the majority of whose voting shares are at any time owned, directly or indirectly by Borrower and/or by one or more Subsidiaries.

Robert Hatfield, CEO
View Tech, Inc.
February 20, 1996
Page 3


     "TANGIBLE NET WORTH" shall mean the total of all assets appearing on a balance sheet prepared in accordance with generally accepted accounting principles consistently applied for Borrower and the Subsidiaries on a consolidated basis, minus (a) all intangible assets, including, without limitation, unamortized debt discount, affiliate, employee and officer receivables or advances, goodwill, research and development costs, patents, trademarks, the excess of purchase price over underlying values of acquired companies, any covenants not to compete, deferred charges, copyrights, franchises and appraisal surplus; minus (b) all obligations which are required by generally accepted accounting principles consistently applied to be reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries; minus, (c) the amount, if any, at which shares of stock of a non-wholly owned Subsidiary appear on the asset side of Borrower's consolidated balance sheet, as determined in accordance with generally accepted accounting principles consistently applied; minus (d) minority interests; and minus (e) deferred income and reserves not otherwise reflected as a liability on the consolidated balance sheet of Borrower and the Subsidiaries.

     "TOTAL SENIOR LIABILITIES" shall mean, as of any date of determination, the amount of all obligations that should be reflected as a liability on a consolidated balance sheet of Borrower and the Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied, less Subordinated Debt.

     "WORKING CAPITAL" shall mean Current Assets minus Current Liabilities.

                 C.   ADDITIONAL TERMS AND CONDITIONS.

     The following additional terms and conditions shall also apply to the Note:

     1. SWEEP ACCOUNT. Borrower shall grant to CNB a security interest in that certain City National Bank SEI Government Fund Account No. 82211501 (the "Sweep Account") by signing that certain Security Agreement (General) of even date herewith, by Borrower for the benefit of CNB. Within forty-five (45) days following receipt by CNB of a financial statement of a quarterly accounting period from Borrower that shows CNB (in the exercise of its reasonable judgment) that Borrower has made a profit (on a year-to-date basis) for the fiscal year in which such quarterly accounting period occurs, and provided that no Event of Default has occurred and remains uncured, CNB shall release its security interest in the Sweep Account.

     2. ENVIRONMENTAL INDEMNIFICATION. Due to the environmentally sensitive nature of the industry in which Borrower is principally engaged and upon which CNB will rely as its primary source of repayment, and in consideration of CNB extending credit to Borrower,

Robert Hatfield, CEO
View Tech, Inc.
February 20, 1996
Page 4


Borrower has agreed to indemnify CNB against any claims that may arise as a result of Borrower's business activities that are environmental in nature and for which CNB may be named as a liable party.

     Borrower agrees that it shall indemnify and hold harmless CNB, its parent company, subsidiaries and all of their respective directors, officers, employees, agents, successors, attorneys, and assigns from and against any loss, damage, cost, expense, or liability directly of indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal, or presence of a hazardous substance on, under, or about Borrower's property or operations or property leased to Borrower, including but not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). For these purposes, the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any Federal, state, or local law. This indemnity shall survive repayment of Borrower's obligations to CNB.

     Except for documents and instruments specifically referenced herein or in the Note, this letter and the Note constitute the entire agreement of the parties hereto and supersedes any prior or contemporaneous oral or written agreements, understandings, representations, warranties and negotiations, if any, which are merged into this letter and the Note. If you agree to accept the terms of this letter and the Note, please sign the enclosed acknowledgement copy of this letter, as well as the enclosed Note, and return them to me on or before March 1, 1996.


Sincerely,

CITY NATIONAL BANK, a national
banking association

By:  /s/   BRAD SIMS
     ----------------------------------------
     Brad Sims, Senior Vice President/Manager

By:  /s/   GEORGE F. HILL
     ----------------------------------------
     George F. Hill, Vice President

Robert Hatfield, CEO
View Tech, Inc.
February 20, 1996
Page 5


Accepted and Agreed this 20th  day of
                         -----
February               , 1996.
- - -----------------------


VIEW TECH, INC., a
California corporation


By:  /s/   ROBERT HATFIELD
     ----------------------------------------
     Robert Hatfield, CEO


CONSENT OF GUARANTORS:

     The undersigned have guaranteed the indebtedness of View Tech, Inc., a California corporation owed to CNB. The undersigned confirms that their respective guaranties and the security given in connection therewith, if any, shall continue in full force and effect and that each such guaranty shall be a separate and distinct obligation and apply to the indebtedness arising from the Note as amended herein, subject to the overall limitation as to the amount guaranteed.

                                 /s/   ROBERT HATFIELD
                                 ------------------------------------
                                 Robert Hatfield

                                 /s/   JOHN HAMMON
                                 ------------------------------------
                                 John Hammon

Robert Hatfield, CEO
View Tech, Inc.
February 20, 1996
Page 6





     The undersigned [has/have] previously guaranteed the indebtedness of [name of Borrower] owed to CNB. The undersigned confirm[s] that [his/her/its guaranty/their respective guaranties] and the security given in connection therewith, if any, shall continue in full force and effect and that [each] such guaranty shall [be a separate and distinct obligation and] apply to the indebtedness arising from the [Note/Credit Agreement] as amended herein, subject to the overall limitation as to the amount guaranteed.

                                 /s/    ROBERT HATFIELD
                                 ------------------------------------
                                 [Name of Guarantor No. 1]


                                 /s/    JOHN HAMMON
                                 ------------------------------------
                                 [Name of Guarantor No. 2]



CONSENT OF GUARANTORS: